FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 26, 1997
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                  Metric Partners Growth Suite Investors, L.P.
                  --------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)




          0-17660                   California              94-3050708
          -------                   ----------              ----------
       (Registration             (State or Other          (IRS Employer
           File                  Jurisdiction of          Identification
          Number)                Incorporation)               Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                     (800) 347-6707 Wats line for all states

ITEM 5.         OTHER EVENTS

This letter from Registrant to investors dated December 26, 1997, filed herewith as Exhibit 20.2 is hereby incorporated by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         20.2   Letter dated December 26, 1997 from Registrant to its investors.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                      METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

                               By:       Metric Realty
                                         an Illinois general partnership
                                         its Managing General Partner


                               By:       SSR Realty Advisors, Inc.
                                         a Delaware corporation
                                         its managing general partner

                               By:       /s/ Ronald Zuzack
                                         ------------------------------
                                         Ronald Zuzack
                                         Managing Director, Multi-Housing
                                         Operating Company, SSR Realty Advisors,
                                         Inc.


                               Date:     December 30, 1997
                                         -------------------